                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 23, 2002

                           KAISER ALUMINUM CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-9447
                            (Commission File Number)

                                   94-3030279
                     (I.R.S. Employer Identification Number)

      5847 SAN FELIPE, SUITE 2500                   77057-3010
            HOUSTON, TEXAS                          (Zip Code)
(Address of Principal Executive Offices)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

                  DIFFERENT SUITE NUMBER AT SAME STREET ADDRESS
                                (Former address)

Item 5.    Other Events

      On October 23, 2002, Kaiser Aluminum Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           *Exhibit 99.1:  Press release dated October 23, 2002

---------------------------

*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAISER ALUMINUM CORPORATION
                                           (Registrant)

                                        /s/ Daniel D. Maddox
                                    By:  Daniel D. Maddox
                                         Vice President and Controller
Dated:  October 24, 2002

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated October 23, 2002